UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported): May 10, 2016

Vantage Drilling International

(Exact name of registrant as specified in its charter)

Cayman Islands	N/A	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

(Address of principal executive offices) (Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*	The Company is not currently subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, but has agreed under the terms of a shareholders’ agreement and certain of its debt instruments to make filings voluntarily on Form 8-K.

Item 8.01.	Other Events.

Vantage Drilling International (the “Company”) has appointed Douglas E. Stewart as Vice President, General Counsel and Corporate Secretary of the Company.

Mr. Stewart joins the Company from Stallion Oilfield Services, where he served as Executive Vice President, General Counsel and Secretary. Mr. Stewart joined Stallion in June 2007 from Occidental Development Company, a subsidiary of Occidental Petroleum Corporation, where he served in the international business development group. Prior to joining Occidental in January 2007, he practiced corporate finance and securities law, specializing in private equity and mergers and acquisitions, at Vinson & Elkins LLP from September 2001 until December 31, 2006. Mr. Stewart received his B.A. from Trinity University and his J.D. from the University of Texas.

On May 10, 2016, Mr. Stewart entered into an employment agreement (the “Employment Agreement”) with the Company, to be effective on June 9, 2016. The Employment Agreement has an initial term expiring on June 9, 2017 and provides for an annual base salary of $285,000 with an annual target bonus, beginning in fiscal year 2017, of no less than 75% of Mr. Stewart’s annual base salary. In addition, Mr. Stewart will be eligible to receive awards under the Company’s Management Incentive Plan, the terms of which were previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2016.

The other terms of Mr. Stewart’s Employment Agreement are substantially the same as those in the employment agreements of other officers of the Company, which are described in more detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2016. The foregoing description is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Employment Agreement between Vantage Drilling International and Douglas E. Stewart dated May 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2016

VANTAGE DRILLING INTERNATIONAL

/S/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Employment Agreement between Vantage Drilling International and Douglas E. Stewart dated May 10, 2016